UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2018

Bionano Genomics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9640 Towne Centre Drive, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Bank Warrants and Loan Agreement

On November 19, 2018, the Company entered into an Amendment Agreement (the “Amendment Agreement”) with Western Alliance Bank, an Arizona corporation (the “Holder”), in order to amend (i) that certain Warrant to Purchase Stock, dated March 8, 2016, (ii) that certain Warrant to Purchase Stock, dated December 9, 2016 ((i) and (ii) collectively, the “Bank Warrants”) and (iii) that certain Loan and Security Agreement, dated as of March 8, 2016, as amended (the “Loan Agreement”). Pursuant to Section 2.6(g) of the Loan Agreement, the Company is obligated to pay the Holder a success fee of $210,000 in connection with the Company’s initial public offering completed in August 2018 (the “Success Fee”). Pursuant to the Amendment Agreement, the Success Fee has been decreased from $210,000 to $160,000 and the exercise price of the Bank Warrants has been decreased from $20.56 per share to $6.99 per share. All other terms of the Bank Warrants and the Loan Agreement remain in full force and effect.

The foregoing description is subject to, and qualified in its entirety by, the Amendment Agreement filed as an exhibit hereto and incorporated herein by reference.

Issuance of New Warrants

On November 19, 2018, the Company issued (i) to LifeSci Capital, LLC, a warrant to purchase 44,183 shares of the Company’s Common Stock (the “Common Stock”), and (ii) to Russell Creative Group, a warrant to purchase 3,311 shares of Common Stock (together, the “Service Provider Warrants”), each having an exercise price of $8.25 per share of Common Stock and a term of five years. The Service Provider Warrants were issued in full satisfaction of the Company’s obligations to pay (i) to LifeSci Capital, LLC an aggregate of $150,000 for capital advisory and investor relations services and (ii) to Russell Creative Group an aggregate of $15,000 for branding and marketing services. LifeSci Capital, LLC and Russell Creative Group are accredited investors and the issuance of the Service Provider Warrants was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption provided by Section 4(a)(2) of the Securities Act.

The description of the Service Provider Warrants is qualified in its entirety by the form of Warrant to Purchase Common Stock filed as an exhibit hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock for Service Providers.

10.1	Amendment Agreement, dated November 19, 2018, by and between the Company and Western Alliance Bank, an Arizona corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: November 21, 2018	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)